UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) April 5, 2007

Vision-Sciences Inc.
(Exact name of registrant as specified in its charter)

Delaware	000-20970	13-3430173
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

40 Ramland Road South Orangeburg, NY	10962
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code:   (845) 365-0600

________________________________________________________________________________
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement

Stock Purchase Agreement

     On April 3, 2007, Vision-Sciences, Inc. (the "Company") entered into a Stock Purchase Agreement (the "Agreement") with Minos Medical, Inc. ("Minos"). Pursuant to the Agreement, the Company will acquire a strategic interest in Minos Medical, Inc.

     The Agreement contains customary representations and warranties, covenants and closing conditions, and Minos has agreed to indemnify the Company for certain damages arising for certain breaches of the representations or warranties or covenants or obligations in the Agreement.

     On April 5, 2007, the Company issued a press release announcing the stock purchase. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

       Exhibit No.                          Description

        99.1                                      Press Release issued by Vision-Sciences, Inc. on April 5, 2007

SIGNATURE

    Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Vision-Sciences Inc. (Registrant)
April 5, 2007 (Date)	/s/ RON HADANI Ron Hadani President, Chief Executive Officer

Exhibit Index
99.1	Press release dated April 5, 2007